Exhibit 99.2



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Moving Bytes Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Mark Smith, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exhange Act of 1934; and

          (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                     /s/ Mark Smith
                                                     ---------------------------
                                                     Mark Smith
                                                     Chief Financial Officer
                                                     August 12, 2002